UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2025, the Compensation Committee of the Board of Directors of Telomir Pharmaceuticals, Inc. (the “Company”) approved certain short-term and long-term incentive actions for the Company’s Chief Executive Officer, Erez Aminov. These approvals were subsequently ratified by the full Board of Directors of the Company (the “Board”).

The Company approved the following awards:

1.

2025 Short-Term Incentive (STI) Payout

Following its evaluation of 2025 results, the Compensation Committee approved a short-term incentive payout of $400,000, reflecting Company performance across operational execution, financing activities, and program advancement.

2.

IND Acceptance Milestone Incentive

The Compensation Committee approved a contingent milestone payout of $150,000, which will become payable upon future FDA acceptance of the Company’s IND submission for Telomir-1. No IND has been submitted to date, and this payout remains contingent on future acceptance.

3.

Transaction Advisory Award – TELI Acquisition

In recognition of Mr. Aminov’s leadership in negotiating and advancing the potential acquisition of TELI Pharmaceuticals, Inc. (“TELI”), a transaction the Board views as strategically important to the Company’s long-term expansion, the Compensation Committee and Board approved a transaction advisory award equal to 3% of the total TELI transaction value. This amount may be delivered in cash, equity, or a combination of both, at Mr. Aminov’s election and subject to the terms of the Company’s 2024 Omnibus Equity Incentive Plan. Any resulting equity awards will vest immediately upon the closing of the acquisition.

4.

CEO Base Salary Adjustment

The Compensation Committee and Board approved a base salary of $500,000, effective January 1, 2026, consistent with external benchmarking and recommendations from the Company’s independent compensation consultant.

The Compensation Committee has authorized Company counsel to prepare the necessary documentation and required SEC filings relating to these actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: December 19, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer